EXHIBIT 99.2

                December 31, 2001 Selected Financial Information

     Information for the three and twelve months ended December 31, 2001 and 2000 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.

                                        Mid-Atlantic Realty Trust and Subsidiaries
                                   Summary of Consolidated Balance Sheets Information
                                                                                      As of
                                                                 December 31, 2001            December 31, 2000
                                                             --------------------------- -----------------------------
Common Shares Outstanding                                                15,103,221                 13,810,162
Operating Partnership Units                                               3,036,327                  3,387,947
Convertible Debentures                                                      455,619                  1,245,333
                                                             --------------------------- -----------------------------

         Fully Diluted Shares                                            18,595,167                 18,443,442
                                                             --------------------------- -----------------------------


Fixed Rate Debt                                                    $    183,942,998                184,703,578
Variable Rate Debt                                                       57,998,368                 48,258,948
                                                             --------------------------- -----------------------------

         Total Debt                                                $    241,941,366                232,962,526
                                                             =========================== =============================

% Fixed Rate Debt                                                             76.0%                      79.3%
% Variable Rate Debt                                                          24.0%                      20.7%

Weighted Average Interest Rate - Fixed Rate Debt                               8.1%                       8.2%
Weighted Average Interest Rate - Variable Rate Debt                            3.8%                       8.5%

Other Information:
Closing Market Price                                               $          15.55                      12.19
Annual Dividend                                                              1.1425                     1.0925
Dividend Yield (based on annual dividend)                                      7.3%                       9.0%



                                     MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                         Debt Summary as of December 31, 2001

                                                    Interest                    Maturity    Balance
Property Name                Loan Type                Rate     Maturity           Year      12/30/01
---------------------------- ------------------- ------------ -------------- ------------- -------------------
Arundel Plaza SC             Mortgage               7.453%     09/01/2009        2009      $     11,481,761
Club Centre SC               Mortgage                9.75%     01/01/2020        2020             5,106,543    *
Del Alba Plaza SC            Mortgage                7.51%     04/01/2010        2010             6,972,825
Enchanted Forest SC          Mortgage                8.00%     12/01/2003        2003            10,998,173
Harford Mall                 Mortgage                9.78%     07/01/2003        2003            18,534,075
Ingleside SC                 Mortgage                8.25%     09/01/2012        2012            12,445,970
New Town Village SC          Mortgage                8.05%     04/01/2006        2006            12,245,502
Orchard Square               Mortgage                7.70%     09/01/2009        2009             2,552,745
Perry Hall Square SC         Mortgage                6.84%     12/01/2008        2008             5,697,406
Saucon Valley Square SC      Mortgage                8.18%     11/01/2010        2010             8,311,388
Shawan Plaza SC              Mortgage                9.75%     01/01/2020        2020            13,251,479    *
Shoppes at Easton SC         Mortgage                8.63%     04/01/2002        2002             7,203,139
Skyline Village SC           Mortgage                7.55%     03/01/2011        2011             4,345,741
Stonehedge Square SC         Mortgage                8.61%     09/01/2007        2007             5,459,259
Timonium SC                  Mortgage                6.85%     03/01/2011        2011            10,751,755
Timonium Crossing SC         Mortgage               7.475%     01/01/2009        2009             5,452,337
Waverly Woods SC             Mortgage                7.20%     01/01/2012        2012            11,992,945
Wayne Plaza SC               Mortgage                8.08%     09/01/2010        2010             8,919,145
Wilkens Beltway SC &
Office II                    Mortgage              10.375%     11/01/2003        2003               397,158

York Road Plaza SC           Mortgage                7.87%     01/01/2006        2006             8,150,731
                                                                                           -------------------
                                                                    Total Mortgages        $    170,270,077
                                                                                           ===================

Convertible Debentures       Sub Debentures      7.625%          09/2003         2003      $      4,784,000
Revolving Line of Credit     Unsecured Line      Libor + 125     04/2003         2003            42,500,000
Lutherville Station          Construction Loan   7.00%           06/2004         2004             8,888,921
Perry Hall Super Fresh SC    Construction Loan   Libor + 165     01/2004         2004             4,498,368
Security Square SC           Construction Loan   Libor + 155     09/2002         2002            11,000,000
                                                                                           -------------------
                                                                 Total Long Term Debt      $    241,941,366
                                                                                           ===================


*Includes FMV adjustments - Club Center SC ($577,578) and Shawan Plaza SC ($1,498,816).



                                             MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                           Summary of Consolidated Operating Information

                                                    Three months ended December 31,               Twelve months ended December 31,
                                                     2001                   2000                    2001                    2000
                                              -------------------------------------        ---------------------------------------
Diluted Funds From Operations                 $       7,730,371           7,154,562        $        29,351,776          27,150,368
     FFO Per Share                                         0.42                0.39                       1.61                1.49

Dividends Per Share                           $          0.2950              0.2825        $            1.1425              1.0925
     Dividend/FFO Payout Ratio                            70.0%               71.8%                      71.2%               73.3%

WEIGHTED AVERAGE SHARES
Basic                                                14,726,549          13,504,696                 14,268,487          13,538,886
Diluted                                              18,338,803          18,189,412                 18,285,411          18,209,964

UNVESTED RESTRICTED SHARES                              252,596             282,244                    252,596             282,244

INTEREST COVERAGE

    Earnings Before Interest, Depreciation    $      11,067,653          10,344,628        $        42,810,393          39,302,754
     and extraordinary gain
    Interest Expense                          $       4,310,888           4,296,233        $        17,332,440          16,355,070
        Interest Coverage                                  2.57                2.41                       2.47                2.40

FFO DILUTED RECONCILIATION

Operating results:
  Earnings from operations                    $      4,041,117            3,429,963        $        14,338,817          12,555,629
  Depreciation and amortization of
   property and improvements                         2,695,436            2,618,432                 11,118,924          10,392,055
                                              --------------------------------------------  ---------------------------------------
FFO Basic                                            6,736,553            6,048,395                 25,457,741          22,947,684
  Debenture interest and amortization                   97,097              265,485                    538,283           1,072,636
  OP Unit minority interest                            896,721              840,682                  3,355,752           3,130,048

                  FFO Diluted                 $      7,730,371            7,154,562        $        29,351,776          27,150,368
                                              -------------------------------------------  ----------------------------------------




                                          MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                              Development/Redevelopment Projects
                                                  As of December 31, 2001

                                      Development Projects Included in Operating Properties
                                      -----------------------------------------------------

                                                              Total Costs    Estimated Costs      Projected/Actual
Property                              Location                at 12/31/01      to Complete            Opening           Completion %
------------------------------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center      Burke, VA               $   2,237,419  $             -      December 2000               100%
Glen Burnie Village Shopping Center   Baltimore County, MD          864,406                -      July 2000                   100%
Rosedale Plaza Shopping Center        Baltimore County, MD        4,763,221                -      August 2000                 100%
Security Square Shopping Center       Baltimore County, MD       11,722,380                -      December 2001               100%
Waverly Woods Shopping Center         Baltimore County, MD       11,103,624          110,000      December 2001               100%
------------------------------------------------------------------------------------------------------------------------------------
                                                              $  30,691,050  $       110,000
====================================================================================================================================


                                                 Expansion/Redevelopment Projects
                                                 --------------------------------

                                                              Total Costs    Estimated Costs      Projected
Property                              Location                at 12/31/01      to Complete         Opening              Completion %
------------------------------------------------------------------------------------------------------------------------------------
Lutherville Station Shopping Center   Baltimore County, MD    $   1,147,124  $     2,000,000        Late 2002                 75%
Perry Hall Super Fresh SC             Baltimore County, MD        7,282,090        2,310,740      Spring 2002                 44%
Shrewsbury Shopping Center            Shrewsbury, PA                474,682        7,687,287      Spring 2003                  0%
Smoketown Plaza Shopping Center       Dale City, VA               5,770,570        2,566,962      Spring 2003                  0%
Miscellaneous Projects                                            1,336,496                -
------------------------------------------------------------------------------------------------------------------------------------
                                                              $  16,010,962  $    14,564,989
====================================================================================================================================


                                    MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                             Lease Expiration Report
                                             As of December 31, 2001
                                                   (Unaudited)


                                                               Approximate             Expiring Leases
                                     Number of                   Expiring                 Annualized        Average Minimum Rent Per
   Lease Year Expiration          Expiring Leases          Gross Leasable Area           Minimum Rent              Square Foot
------------------------------------------------------------------------------------------------------------------------------------
           2002                         82                       202,317                $    2,764,863              $      13.67
           2003                         105                      504,687                     4,582,889                      9.08
           2004                         126                      389,015                     5,732,776                     14.74
           2005                         92                       483,654                     4,615,778                      9.54
           2006                         116                      385,282                     6,043,425                     15.69
           2007                         53                       360,239                     3,708,597                     10.29
           2008                         24                       137,630                     2,488,202                     18.08
           2009                         22                       278,030                     2,888,876                     10.39
           2010                         32                       268,540                     3,546,102                     13.21
           2011                         26                       277,924                     2,325,858                      8.37
           2012                         13                       100,454                     1,309,376                     13.03
        Thereafter                      56                     1,385,187                    16,248,822                     11.73
                             -------------------------------------------------------------------------------------------------------
                                       747                     4,772,959                $   56,255,564              $      11.79
                             =======================================================================================================



                                                    MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                                 Leased Rates
                                                            As of December 31, 2001
                                                                 (Unaudited)

                                                                                 Total SQ. FT.    LEASED SQ. FT.    PERCENT LEASED
                                                                                 -------------------------------------------------
MARYLAND
--------
Arundel Plaza Shopping Center                                                         249,746            249,746          100%
Clinton Centre                                                                         28,956             28,956          100%
Club Centre at Pikesville Shopping Center                                              44,253             37,933           86%
Enchanted Forest Shopping Center                                                      139,898            132,342           95%
Fullerton Plaza Shopping Center                                                       152,834            144,334           94%
Glen Burnie Village Shopping Center                                                    75,185             61,160           80%

Harford Mall and Business Center                                                      625,054            599,657           96%
Ingleside Shopping Center                                                             115,410            115,410          100%
Little Glen Shopping Center                                                            18,823             11,568           61%
Lutherville Station - Office                                                          162,331             69,473           43%
Lutherville Station - Retail                                                          123,229            123,229          100%

New Town Village Shopping Center                                                      117,593            113,847           97%
North East Station Shopping Center                                                     80,190             71,790           90%
Orchard Square Office                                                                  27,959             27,959          100%
Patriots Office                                                                        28,289             18,831           67%
Patriots Plaza Shopping Center                                                         38,727             38,727          100%
Perry Hall Square Shopping Center                                                     186,555            180,815           97%

Radcliffe Shopping Center                                                              82,280             82,280          100%
Rolling Road Plaza Shopping Center                                                     63,047             51,603           82%
Rosedale Plaza Shopping Center                                                         90,622             88,082           97%
Security Square Shopping Center                                                        77,287             77,287          100%
Shawan Plaza Shopping Center                                                           94,653             92,653           98%

Shoppes at Easton Shopping Center                                                     113,330            113,330          100%
Southwest Mixed Use Property                                                           24,743             24,743          100%
Timonium Crossing Shopping Center                                                      59,462             33,414           56%
Timonium Shopping Center                                                              207,135            181,157           87%
Waldorf Bowl                                                                           26,128             26,128          100%

Waldorf Retail                                                                          4,500              4,500          100%
Waverly Woods Shopping Center                                                          99,347             95,666           96%
Wilkens Beltway Plaza Shopping Center                                                  79,740             79,740          100%
Wilkens Office I, II, III                                                              52,770             52,027           99%
York Road Plaza Shopping Center                                                        90,903             90,903          100%

MARYLAND TOTALS                                                                     3,380,979          3,118,290           92%
---------------                                                                     =========          =========           ==

DELAWARE
--------

Brandywine Commons Shopping Center                                                    165,805            165,805          100%
Milford Commons Shopping Center                                                        61,100             47,400           78%


DELAWARE TOTALS                                                                       226,905            213,205           94%
---------------                                                                       =======            =======           ==



                                                  MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                           Leased Rates (continued)
                                                            As of December 31, 2001
                                                                 (Unaudited)


                                                                                 Total SQ. FT.    LEASED SQ. FT.    PERCENT LEASED
                                                                                 -------------------------------------------------
VIRGINIA
--------
Burke Town Plaza Shopping Center                                                      132,778            132,778          100%
Skyline Shopping Center                                                               126,641            125,041           99%
Smoketown Plaza Shopping Center                                                       176,057             84,428           48% *
Spotsylvania Crossing Shopping Center                                                 141,857            140,832           99%
Sudley Towne Plaza Shopping Center                                                    107,761            107,761          100%

VIRGINIA TOTALS                                                                       685,094            590,840           86%
---------------                                                                       =======            =======           ==

NEW YORK
--------
Colonie Plaza Shopping Center                                                         140,406            126,749           90%
Columbia Plaza Shopping Center                                                        132,523            132,523          100%

NEW YORK TOTALS                                                                       272,929            259,272           95%
---------------                                                                       =======            =======           ==

PENNSYLVANIA
------------
Pottstown Plaza Shopping Center                                                       162,256            128,016           79%
Saucon Valley Square Shopping Center                                                   80,695             80,695          100%
Stonehedge Square Shopping Center                                                      87,860             86,360           98%
Wayne Avenue Plaza Shopping Center                                                    121,202            119,702           99%
Wayne Heights Shopping Center                                                         107,549             98,549           92%

PENNSYLVANIA TOTALS                                                                   559,562            513,322           92%
------------------                                                                    =======            =======           ==

MASSACHUSETTS
-------------

Del Alba Shopping Center                                                               69,985             64,485           92%

MASSACHUSETTS TOTALS                                                                   69,985             64,485           92%
--------------------                                                                   ======             ======           ==

MID-ATLANTIC TOTALS                                                                 5,195,454          4,759,414           92%
-------------------                                                                 =========          =========           ==

ILLINOIS
-------
Rolling Meadows                                                                        37,225             37,225          100%

ILLINOIS TOTALS                                                                        37,225             37,225          100%
---------------                                                                        ======             ======          ===

SUBTOTAL OPERATING PROPERTIES                                                       5,232,679          4,796,639           92%
-----------------------------                                                       =========          =========           ==

DEVELOPMENT OPERATIONS - MARYLAND
---------------------------------
Perry Hall Super Fresh Shopping Center                                                 56,329             56,329          100%
Waverly Woods - Animal Hospital                                                         4,200              4,200          100%

DEVELOPMENT OPERATIONS - MARYLAND                                                      60,529             60,529          100%
---------------------------------

DEVELOPMENT OPERATIONS - VIRGINIA
---------------------------------
Smoketown Plaza Shopping Center                                                       160,000            160,000          100%

DEVELOPMENT OPERATIONS - VIRGINIA                                                     160,000            160,000          100%
----------------------------------


TOTAL OPERATING & DEVELOPMENT                                                       5,453,208          5,017,168           92%

                                                                                    =========          =========           ==
*Under redevelopment



                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                         Top 10 Centers by Size
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Gross Leasable               %OF TOTAL PORTFOLIO
CENTER NAME                                                                     Area
------------------------------------------------------------------------------------------------------------------------------------
Harford Mall and Business Center                                              $  625,054                      11.9%
Lutherville Station Shopping Center                                              285,560                       5.5%
Arundel Plaza Shopping Center                                                    249,746                       4.8%
Timonium Shopping Center                                                         207,135                       4.0%
Perry Hall Square Shopping Center                                                186,555                       3.6%
Smoketown Plaza Shopping Center                                                  176,057                       3.4%
Brandywine Commons Shopping Center                                               165,805                       3.2%
Pottstown Plaza Shopping Center                                                  162,256                       3.1%
Fullerton Plaza Shopping Center                                                  152,834                       2.9%
Spotsylvania Crossing Shopping Center                                            141,857                       2.7%




                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                               Top 10 Assets by Annualized Minimum Rent

------------------------------------------------------------------------------------------------------------------------------------
                                                                              MINIMUM RENT                   %OF TOTAL
CENTER NAME                                                                                                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Harford Mall and Business Center                                            $  4,838,808                       9.6%
Enchanted Forest Shopping Center                                               2,369,912                       4.7%
Brandywine Commons Shopping Center                                             2,166,525                       4.3%
New Town Village Shopping Center                                               2,046,256                       4.0%
Radcliffe Shopping Center                                                      1,770,985                       3.5%
Timonium Shopping Center                                                       1,758,691                       3.5%
Shawan Plaza Shopping Center                                                   1,735,076                       3.4%
Lutherville Station Shopping Center                                            1,708,563                       3.4%
Ingleside Shopping Center                                                      1,692,378                       3.3%
Burke Town Plaza Shopping Center                                               1,599,762                       3.2%

------------------------------------------------------------------------------------------------------------------------------------
APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                                                            $  50,550,000
------------------------------------------------------------------------------------------------------------------------------------


                                         MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                          Top 10 Tenants by Annualized Minimum Rent

------------------------------------------------------ --------------------- ----------------- -----------------------------------
CENTER NAME                                                 TENANT              MINIMUM RENT           %OF TOTAL PORTFOLIO
------------------------------------------------------ --------------------- ----------------- -----------------------------------
Security Square Shopping Center                        Super Fresh             $ 989,179                       2.0%
New Town Village Shopping Center                       Giant                     946,677                       1.9%
Del Alba Shopping Center                               Stop & Shop               924,800                       1.8%
Shoppes at Easton Shopping Center                      Giant                     772,131                       1.5%
Brandywine Commons Shopping Center                     Shoprite                  763,746                       1.5%
Arundel Plaza Shopping Center                          Lowe's                    760,000                       1.5%
Lutherville Station Shopping Center                    SuperValu                 723,300                       1.4%
Ingleside Shopping Center                              Safeway                   685,630                       1.4%
York Road Plaza Shopping Center                        Giant                     655,000                       1.3%
Rosedale Plaza Shopping Center                         Super Fresh               631,375                       1.2%

------------------------------------------------------------------------------------------------------------------------------------
APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                                                            $  50,550,000
------------------------------------------------------------------------------------------------------------------------------------

Grocers by Ownership
December 31, 2001
Total Annual Minimum Rent - Grocers                                                                     $13,566,113

                                                                                             Gross Leasable
                            CENTER                                    TENANT NAME                 Area
                            -------------------------------------------------------------------------------
                      ROYAL AHOLD UNITS
                      -----------------
                      GIANT OF MARYLAND
                      -----------------
Arundel Plaza                                                   Giant                    51,976
Wilkens Beltway Plaza                                           Giant                    55,108
Shawan Plaza                                                    Giant                    55,330
York Road Plaza                                                 Giant                    56,892
New Town Village                                                Giant                    60,985
Shoppes at Easton                                               Giant                    64,885
                      GIANT OF CARLISLE
                      -----------------
Pottstown Plaza Shopping Center                                 Giant                    59,600
Wayne Heights Mall                                              Martin's                 31,409
Wayne Plaza                                                     Giant                    53,760
                         STOP & SHOP
                         -----------
Del Alba Plaza                                                  Stop & Shop              61,935
                                                                Total Annual Minimum Rent from Royal Ahold Units         $5,619,364
                                                                                                                         ==========
                    DELHAIZE AMERICA, INC.
                    ----------------------
Milford Commons                                                 Food Lion                33,000
North East Station                                              Food Lion                38,372

                                                                Total Annual Minimum Rent from Food Lion                   $549,000
                                                                                                                           ========
                 ASSOCIATED WHOLESALERS, INC.
                 ----------------------------
Stonehedge Square                                               Nells Market             42,552

                                                                Total Annual Minimum Rent from Nells Market                $321,232
                                                                                                                           ========
                      GOLUB CORPORATION
                      -----------------
Colonie Plaza                                                   Price Chopper            60,000
Columbia Plaza                                                  Price Chopper            65,895

                                                                Total Annual Minimum Rent from Price Chopper               $959,298
                                                                                                                           ========
                        SUPERVALU, INC.
                        ---------------
Lutherville Station                                             Vacant-Paying Rent       60,275
Skyline Village                                                 Vacant-Paying Rent       64,485

                                                                Total Annual Minimum Rent from Supervalu, Inc.           $1,171,471
                                                                                                                         ==========
                        SAFEWAY STORES
                        --------------
Enchanted Forest                                                Safeway                  50,093
Burke Town Plaza                                                Safeway                  53,495
Ingleside Shopping Center                                       Safeway                  54,200

                                                                Total Annual Minimum Rent from Safeway Stores            $1,351,197
                                                                                                                         ==========
                  WAKEFERN FOOD CORPORATION
                  -------------------------
Brandywine Commons                                              Shoprite                 58,236

                                                                Total Annual Minimum Rent from Shoprite                    $763,746
                                                                                                                           ========
             GREAT ATLANTIC & PACIFIC TEA COMPANY
             ------------------------------------
Saucon Valley                                                   Super Fresh              47,827
Security Square                                                 Super Fresh              58,187
Rosedale Plaza                                                  Super Fresh              50,510

                                                                Total Annual Minimum Rent from Super Fresh               $2,242,305
                                                                                                                 ==========
                         WEIS MARKETS
                         ------------
Waverly Woods                                                   Weis Markets             53,500

                                                                Total Annual Minimum Rent from Weis Markets                $588,500
                                                                                                                           ========

     Based on 5.5 million square feet of space at December 31, 2001, grocery leased space represents approximately 24.4% of leaseable square footage and based on minimum rentals of $51 million for that same period, grocery leased space represents approximately 26.8% of such rental.
                                       11